                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(6)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                                VAIL BANKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                      N/A
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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

                            [Vail Banks, Inc. LOGO]
                     108 SOUTH FRONTAGE ROAD WEST, NO. 101
                                 VAIL, CO 81657
                                  970-476-2002
                             970-476-0200/FACSIMILE

                                                                  April 14, 2000

Dear Fellow Shareholders:

     It is my pleasure to invite you to attend the 2000 Annual Meeting of Shareholders of Vail Banks, Inc. which will be held Tuesday, May 16, 2000 at 10:00 a.m. at the Sonnenalp Resort of Vail, 82 East Meadow Drive, Vail, Colorado. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the items of business that will be discussed during the meeting. A copy of Vail Banks' Form 10-KSB, which contains audited financial statements and certain other information about the Vail Banks' business, is also enclosed.

     TO BE SURE THAT YOUR VOTE IS COUNTED, WE URGE YOU TO CAREFULLY REVIEW THE PROXY STATEMENT AND VOTE YOUR CHOICES ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. If you wish to attend the meeting, any ballot that you submit at the meeting will override your proxy.

     On behalf of the management, associates and directors of Vail Banks, Inc., I want to thank you for your continued support.

                                   Sincerely,

                                   /s/ LISA M. DILLON

                                   Lisa M. Dillon
                                   President and Chief Executive Officer

                                VAIL BANKS, INC.
                          108 SOUTH FRONTAGE ROAD WEST
                              VAIL, COLORADO 81657

 ------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
 ------------------------------------------------------------------------------

                           TO BE HELD ON MAY 16, 2000

     The annual meeting of shareholders of Vail Banks, Inc. ("Vail Banks") will be held on Tuesday, May 16, 2000 at 10:00 a.m. at the Sonnenalp Resort of Vail, 82 East Meadow Drive, Vail, Colorado, for the purposes of considering and voting upon:

          1. The election of four directors whose terms will expire in 2003; and

          2. Such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 31, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date, and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting you may, if you wish, withdraw your Proxy and vote in person.

                                            By Order of the Board of Directors,

                                            /s/ LISA M. DILLON

                                            Lisa M. Dillon
                                            President and Chief Executive
                                            Officer

April 14, 2000

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE FILL IN, DATE, SIGN, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE ANNUAL MEETING, YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                VAIL BANKS, INC.
                          108 SOUTH FRONTAGE ROAD WEST
                              VAIL, COLORADO 81657

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Vail Banks, Inc. ("Vail Banks") for use at the Annual Meeting of Shareholders ("Annual Meeting") of Vail Banks to be held on May 16, 2000, and any postponement, adjournments, or adjournment thereof, for the purposes set forth in the accompanying notice of the meeting. The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by Vail Banks. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of Vail Banks' Common Stock, and normal handling charges may be paid for such forwarding services. In addition to solicitations by mail, directors and regular employees of Vail Banks may solicit Proxies in person or by telephone. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on April 17, 2000.

     The record of shareholders entitled to vote at the Annual Meeting was taken as of the close of business on March 31, 2000. On that date, Vail Banks had outstanding and entitled to vote 6,081,180 shares of common stock, par value $1.00 per share (the "Common Stock"). Holders of Common Stock are entitled to one vote per share on all matters voted on by shareholders, including elections of directors.

     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any Proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of Vail Banks. If the Proxy is properly completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified thereon. If the Proxy is returned but no choice is specified thereon, it will be voted for all the persons named below under the caption "Information About Nominees For Director and Continuing Director."

     A copy of the Vail Banks' 1999 Annual Report to shareholders (including the Vail Banks' Annual Report on Form 10-KSB) is being furnished herewith to each shareholder of record as of the close of business on March 31, 2000. Additional copies of the 1999 Annual Report to shareholders will be provided free of charge upon written request to:
                                 LISA M. DILLON
                                VAIL BANKS, INC.
                          108 SOUTH FRONTAGE ROAD WEST
                              VAIL, COLORADO 81657

     If the person requesting the Annual Report was not a shareholder of record on March 31, 2000, the record date, the request must include a representation that the person was a beneficial owner of Common Stock on that date. Copies of any exhibits to Vail Banks' Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 will also be furnished on request and upon payment of Vail Banks' expenses in furnishing the exhibits.

                       BENEFICIAL OWNERSHIP OF SECURITIES

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock, as of March 8, 2000 by (1) each person known to Vail Banks to be the beneficial owner of more than 5% of the outstanding shares of Common Stock; (2) each director of Vail Banks; (3) each Named Executive Officer; and (4) all directors and executive officers of Vail Banks as a group. Unless otherwise indicated, each of the shareholders listed below has sole voting and investment power with respect to the shares beneficially owned.

                                                              SHARES BENEFICIALLY
                                                                   OWNED(1)
                                                              -------------------
BENEFICIAL OWNER                                               NUMBER     PERCENT
----------------                                              ---------   -------
E.B. Chester, Jr.(2)(3).....................................  1,273,466    20.5%
Kay H. Chester(3)(4)........................................  1,213,888    19.5%
Byron A. Rose(5)............................................    269,701     4.3%
Donald L. Vanderhoof(6).....................................    186,985     3.0%
James M. Griffin(7).........................................    129,447     2.1%
Lisa M. Dillon(8)...........................................    143,034     2.3%
Martin T. Hart(9)...........................................     82,465     1.3%
Garner F. Hill, II(10)......................................     54,875       *
Kent Myers(11)..............................................     18,595       *
S. David Gorsuch(12)........................................     14,607       *
James G. Flaum(13)..........................................     12,401       *
Robert L. Knous, Jr.(14)....................................     11,836       *
E. William Wilto(15)........................................      4,807       *
Dennis R. Devor(16).........................................      1,375       *
All directors and executive officers as a group (14
  persons)..................................................  2,206,469      35%

---------------

 *  Denotes less than 1%

 (1) The percentages shown are based on 6,219,620 shares of Common Stock outstanding on March 8, 2000 which includes, as to each person and group listed, the number of shares of Common Stock deemed owned by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), assuming the exercise of options held by such holder that are exercisable within 60 days of March 1, 2000.

 (2) Includes (i) 431,627 shares owned by Mr. Chester's wife, Kay H. Chester, as to which he disclaims beneficial ownership, (ii) currently exercisable options for 62,453 shares, and (iii) 18,286 shares of restricted stock which have not vested, but which Mr. Chester holds the power to vote.

 (3) Mr. and Mrs. Chester's address is care of Vail Banks, Inc., 108 South Frontage Road West, Suite 101, Vail, Colorado 81657.

 (4) Includes (i) 761,100 shares beneficially owned by Mrs. Chester's husband, E.B. Chester, Jr. and 18,286 shares of restricted stock which have not vested, but which Mr. Chester holds the power to vote, as to which she disclaims beneficial ownership and (ii) currently exercisable options for 2,875 shares.

 (5) Includes currently exercisable options for 2,875 shares.

 (6) Includes (i) currently exercisable options for 375 shares and (ii) 25,570 shares owned by Mr. Vanderhoof's wife, Eddie Vanderhoof, as to which he disclaims beneficial ownership.

 (7) Includes currently exercisable options for 2,875 shares.

 (8) Includes (i) currently exercisable options for 49,362 shares, and (ii) 10,476 shares of restricted stock which have not vested, but which Ms. Dillon holds the power to vote.

 (9) Includes currently exercisable options for 2,875 shares.

(10) Includes currently exercisable options for 375 shares.

(11) Includes currently exercisable options for 2,875 shares and 1,500 shares held by Mr. Myers as custodian for his daughter, Allison Myers, and 1,500 shares held by Mr. Myers as custodian for his son, Brad Myers.

(12) Includes currently exercisable options for 2,875 shares.

(13) Includes currently exercisable options for 2,875 shares and 4,260 shares owned jointly with Mr. Flaum's wife, Ronna J. Flaum.

(14) Includes currently exercisable options for 2,875 shares.

(15) Includes currently exercisable options for 2,875 shares.

(16) Includes currently exercisable options for 375 shares.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Amended and Restated Articles of Incorporation of Vail Banks provide that the Board of Directors shall consist of not less than ten but no more than eighteen directors. Currently, there are 14 directors, 10 of whom are independent directors. Upon the initial public offering, the Board of Directors was divided into three classes of directors serving staggered three-year terms:
Four directors are to be elected at the annual meeting for a three-year term expiring at the annual meeting in 2003 and until his or her successor is elected and qualified. The Board has nominated Dennis R. Devor, Lisa M. Dillon, Kent Myers, and E. William Wilto, constituting Class 1, for re-election to a three-year term. After the re-election at the meeting, the Vail Banks will have 14 directors, including the 10 directors whose present terms currently extend beyond the meeting. Information on the nominees and the continuing directors is set forth below.

     Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the re-election of the nominees. In the event that any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than four nominees. Management of Vail Banks has no reason to believe that the nominees will not serve if elected.

     Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote in an election at a meeting at which a quorum is present. A majority of the votes entitled to be cast on a matter by a class of stock which votes as a separate class "a voting group" constitutes a quorum. An abstention and a broker non-vote would be included in determining whether a quorum is present at a meeting, but would not have an effect on the outcome of a vote.

        INFORMATION ABOUT NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

     The following information as of February 28, 2000 has been furnished by the nominees for director and the continuing directors. Except as otherwise indicated, the nominees and the continuing directors have been or were engaged in their present or last principal employment, in the same or a similar position, for more than five years.

NAME (AGE)                         INFORMATION ABOUT THE NOMINEE AND THE CONTINUING DIRECTORS
----------                         ----------------------------------------------------------
Nominees for Directors Whose Terms Expire in 2003

Dennis R. Devor (49)...........   Mr. Devor became a director in February 1999, following the merger with Telluride Bancorp, Ltd. ("Telluride"). Mr. Devor is an attorney in Montrose, Colorado and has previously
                                  served on other bank boards.

Lisa M. Dillon (46)............   Ms. Dillon has served as the President and Chief Executive
                                  Officer and director of Vail Banks since 1993. Ms. Dillon, who started her career with WestStar Bank ("WestStar") in
                                  1979, served as President of WestStar from 1989 to 1999, and has served as Chief Executive Officer and a director of
                                  WestStar since 1989.

Kent Myers (50)................   Mr. Myers has been a director of Vail Banks and WestStar
                                  since 1997. Mr. Myers is Managing Partner of The Klein Group
                                  LLC, a local mortgage bank. He previously served as Senior
                                  Vice President and Chief Operating Officer of Vail Resorts,
                                  a resort management company, where he worked from 1988 to
                                  1997.

E. William Wilto (53)..........   Mr. Wilto has been a director of Vail Banks since 1993 and a director of WestStar since 1985. He is a Realtor and has
                                  owned RE/MAX Vail, Inc., a real estate firm, since 1991.

Directors Whose Term Will Expire in 2002

Kay H. Chester (53)............   Mrs. Chester has been a director of Vail Banks since 1993
                                  and a director of WestStar since 1992. She has been active in investing since 1989.

James G. Flaum (55)............   Mr. Flaum has been a director of Vail Banks and WestStar
                                  since 1996. Mr. Flaum has been the President of Slifer,
                                  Smith & Frampton/Vail Associates Real Estate, a real estate firm, since 1997. He started his career with Slifer, Smith &
                                  Frampton/Vail Associates Real Estate in 1987.

Robert L. Knous, Jr. (52)......   Mr. Knous has been a director of Vail Banks and WestStar
                                  since 1997. He is a partner of East West Partners, a real
                                  estate development company, where he has worked since 1993.

Byron A. Rose (58).............   Mr. Rose has been a director of Vail Banks since 1993 and a director of WestStar since 1989. Mr. Rose, who retired in
                                  1987, served as a Managing Director of Morgan Stanley & Co.
                                  from 1978 to 1987.

Donald L. Vanderhoof (68)......   Mr. Vanderhoof has served as a director of Vail Banks since
                                  August 1998 and an Executive Vice President of WestStar
                                  since August 1998. He was formerly the Chairman of Glenwood
                                  Independent Bank, where he had been employed since 1956.

NAME (AGE)                         INFORMATION ABOUT THE NOMINEE AND THE CONTINUING DIRECTORS
----------                         ----------------------------------------------------------
Directors Whose Terms Expire in 2001

E.B. Chester, Jr. (57).........   Mr. Chester, who formed Vail Banks through a series of
                                  acquisitions, has served as Chairman of the Board of
                                  Directors of Vail Banks since 1993 and the Chairman of the
                                  Board of Directors of WestStar since 1989. Mr. Chester is
                                  also currently Manager of King Creek Ranch LLC, a ranching business. From 1986 to 1997, Mr. Chester served as the Chief
                                  Executive Officer of First Carolina Cable TV, LP, a cable
                                  television company, and from 1987 to 1997 served as the
                                  Chief Executive Officer of the corporate general partner of
                                  Outdoor East, LP, an outdoor advertising firm.

S. David Gorsuch (61)..........   Mr. Gorsuch has been a director of Vail Banks since 1993 and has been a director of WestStar since 1977. Mr. Gorsuch is the President of Gorsuch Ltd., a retail clothing and ski
                                  equipment business.

James M. Griffin (53)..........   Mr. Griffin has been a director of Vail Banks since 1993.
                                  Mr. Griffin was employed by the Estee Lauder Companies
                                  beginning in 1979. Before leaving the company in 1996, he
                                  served as Executive Vice President and Chief Operating
                                  Officer of Lauder Investments Inc., an investment company
                                  affiliated with the Estee Lauder Companies. Mr. Griffin also served as Senior Vice President and Chief Operating Officer of First Spring Corporation during 1996. Since 1996 he has been an independent investor.

Martin T. Hart (64)............   Mr. Hart has been a director of Vail Banks since 1997. Since
                                  1969, Mr. Hart has been an independent investor. Mr. Hart is also a director of T. Netix, PJ America, MassMutual
                                  Corporate Investors, MassMutual Participation Investors,
                                  Schuler Homes, Inc., and Ardent Software.

Garner F. Hill, II (62)........   Mr. Hill became a director of Vail Banks in January 1999,
                                  following the merger with Telluride. Mr. Hill is currently a self-employed investor and the Vice President of Ferris
                                  Corporation, a company involved in real estate. Mr. Hill
                                  served as the Chairman of the Board of Telluride and the
                                  Bank of Telluride from 1988 through 1998 and served as the
                                  Chairman of the Board of Western Colorado Bank from 1991
                                  through 1998.

Mr. and Mrs. Chester are husband and wife.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                              -----------------------------------   --------------------------------------
                                                                                 SECURITIES
                              SALARY AND              ALL OTHER     RESTRICTED   UNDERLYING
NAME AND                      DIRECTORS                 ANNUAL        STOCK       OPTIONS/     ALL OTHER
PRINCIPAL POSITION     YEAR      FEES       BONUS    COMPENSATION   AWARDS(3)       SAR       COMPENSATION
------------------     ----   ----------   -------   ------------   ----------   ----------   ------------
E.B. Chester, Jr.,...  1999    $208,400          0           *        18,256       23,810        $3,472(4)
  Chairman             1998     150,700          0           *             0      113,000         2,876(5)
                       1997     123,700    $30,000(1)   $10,770(2)         0          N/A         2,972
Lisa M. Dillon,......  1999    $158,400          0           *        10,476       23,810        $2,898(4)
  President and Chief  1998     140,900          0           *             0       87,000         2,740(5)
  Executive Officer    1997     121,700    $30,000(1)   $10,770(2)         0          N/A         2,078

---------------

 * Does not meet the Securities and Exchange Commission's threshold for disclosure.

(1) Reflects fair market value at time of award of stock awarded as a bonus.

(2) Reflects cash paid for the payment of taxes.

(3) Vest at 10% per year for ten years.

(4) Reflects 401(k) matching contributions ($2,500 for Mr. Chester and $2,250 for Ms. Dillon) and term life insurance premiums ($972 for Mr. Chester and $648 for Ms. Dillon).

(5) Reflects 401(k) matching contributions ($1,955 for Mr. Chester and $1,869 for Ms. Dillon) and term life insurance premiums ($921 for Mr. Chester and $871 for Ms. Dillon).

     The following table sets forth further information on grants of stock options during 1999 to each of the Named Executive Officers, if any were granted. No stock appreciation rights ("SARs") were granted during 1999.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                            NUMBER OF           PERCENT OF TOTAL
                                      SECURITIES UNDERLYING   OPTIONS/SARS GRANTED
                                          OPTIONS/SARS          TO EMPLOYEES IN      EXERCISE   EXPIRATION
NAME                                       GRANTED(1)            FISCAL YEAR(2)       PRICE        DATE
----                                  ---------------------   --------------------   --------   ----------
E.B. Chester, Jr. ..................         23,810              19.5%                $10.50       2009
Lisa M. Dillon......................         23,810              19.5%                $10.50       2009

---------------

(1) The options vest in 25% increments annually, commencing on November 19, 2000.

(2) Based upon 122,120 options granted in 1999.

     No options were exercised during 1999.

     The following chart shows the value of unexercised options held by the Named Executive Officers:

                           FY-END OPTIONS/SAR VALUES

                                                  NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED               IN-THE-MONEY
                                                 OPTIONS/SARS AT FY-END          OPTIONS/SARS AT FY-END
                                               (EXERCISABLE/UNEXERCISABLE)   (EXERCISABLE/UNEXERCISABLE)(1)
                                               ---------------------------   ------------------------------
E.B. Chester, Jr. ...........................     28,250/108,560                    $27,795/$83,386

Lisa M. Dillon...............................     21,750/88,960                     $29,102/$87,171

---------------

(1) Based on the closing sale price of the Common Stock on The Nasdaq Stock Market on December 31, 1999 -- $9.875.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Vail Banks and its bank subsidiaries have had, and expect to have in the future, banking transactions in the ordinary course of business with, directors and officers of Vail Banks and its bank subsidiaries and their associates, including corporations in which such officers or directors are shareholders, directors and/or officers, on the same terms (including interest rates and collateral) as then prevailing at the time for comparable transactions with other persons. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Vail Banks Board of Directors held six meetings during 1999. Martin T. Hart and Byron A. Rose attended less than seventy-five percent (75%) of the meetings of the Board and committees of the Board on which they sat that were held during their tenure as directors.

     Vail Banks' Board of Directors has established three committees, an Audit Committee, a Compensation Committee and an Executive Committee.

     The Audit Committee presently consists of three directors, Martin T. Hart, Byron A. Rose and E. William Wilto, all of which are independent directors. The Audit Committee is responsible for reviewing and monitoring Vail Banks' financial reports and accounting practices. The Audit Committee is also responsible for reviewing related party transactions and potential conflicts of interest involving officers, directors, employees or affiliates of Vail Banks. The Audit Committee held two meeting during 1999.

     The Compensation Committee presently consists of five directors, E.B. Chester, Lisa M. Dillon, S. David Gorsuch, Martin T. Hart, and Robert L. Knous, Jr., of whom three are independent directors. The Compensation Committee is responsible for determining the compensation of Vail Banks' executive officers. The Compensation Committee is also authorized to administer Vail Banks' Stock Incentive Plan. The Compensation Committee held two meetings during 1999.

     The Executive Committee presently consists of three directors, E.B. Chester, Lisa M. Dillon, and Byron A. Rose, of whom one is an independent director. The Executive Committee is authorized to consider any matter that may be brought before a meeting of the full Board of Directors, subject to restrictions under Colorado law. The Executive Committee held two meetings during 1999.

                             DIRECTOR COMPENSATION

     Each member of the Board of Directors is paid a $2,500 annual retainer, $200 per board meeting at which such member is in attendance, and each member, other than Mr. Chester and Ms. Dillon, receive $100 per committee meeting at which such member is in attendance. On January 25, 1999, options for 1,500 shares of Common Stock, of which a quarter become exercisable on January 1 of each year until 2003, were granted to Kay H. Chester, James G. Flaum, S. David Gorsuch, James M. Griffin, Martin T. Hart, Robert L. Knous, Jr., Kent Myers, Byron A. Rose, Donald L. Vanderhoof, and E. William Wilto, all of the directors at such time, except for E.B. Chester and Lisa M. Dillon.

                          CHANGE IN CONTROL AGREEMENTS

     In November 1999, each of the named executive officers of the Company entered into "change in control agreements" with the Company. The agreements provide for the payment of compensation and benefits in the event of a "Change in Control" (as defined in the agreements) of the Company and the provision for additional benefits if the executive's employment is terminated under certain circumstances in connection with a Change in Control.

     If a Change in Control of the Company occurs, the named executive officers will be entitled to receive the following benefits: (i) 200% of the executive's then-current salary, paid in a lump sum; (ii) 200% of the incentive payment the executives would have received for the year during which the Change in Control occurs under the Company's annual incentive plan, assuming the target level of performance had been met for such year; (iii) a pro rated incentive bonus for the year of the Change in Control; (iv) the amount of any annual or long-term bonus with respect to any year that has then ended which has not yet been paid;
(v) an additional contribution to any deferred compensation plan, based on the payments made pursuant to paragraphs (i), (ii), (iii), and (iv) above. In addition, the executive will immediately vest in all unvested employee stock options and restricted stock awards in the event of a Change in Control. After a Change in Control, if the Company terminates the executive's employment without "cause" (as defined in the agreement) or if the executive resigns for "Good Reason" (as defined in the agreement), the executive shall be entitled to receive the following benefits: (vi) the executive's full base salary through the date of termination at the rate in effect at the time notice of termination is given, (vii) payment for unused vacation days, and (viii) continuation of health and life insurance coverage for 2 years from the date of termination. If the payment of any such benefits would result in the imposition of an excise tax under Section 4999 of the Internal Revenue Code, the executive is entitled to receive a "gross-up" payment to cover the amount of the excise taxes and any related taxes on the gross-up payment.

     The agreements run for an initial term of two years and renew annually for an additional year, such that the remaining term is always two years. The Company generally may terminate the agreements upon two years' notice, except that if a Change in Control occurs during the term, the Agreement will not expire sooner than 3 years after the date of the Change in Control, such notice may only be given after the third anniversary of the date of the agreement.

                 INFORMATION CONCERNING VAIL BANKS' ACCOUNTANTS

     On January 15, 1999, the Audit Committee of the Board of Directors of Vail Banks (the "Company") approved the dismissal of Fortner Bayens Levkulich & Co., P.C. and the hiring of KPMG LLP. The decision to dismiss Fortner Bayens Levkulich & Co., P.C. by the Audit Committee was based on the need to hire a larger accounting firm to meet the Company's needs after the public offering in December 1998.

     The report of Fortner, Bayens, Levkulich & Co., P.C. on the Company's financial statements for the fiscal year ended on December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audit of the Company's financial statements for the year ended December 31, 1997, and in the subsequent interim period, there were no disagreements with Fortner, Bayens, Levkulich & Co., P.C. on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Fortner, Bayens, Levkulich & Co., P.C., would have caused Fortner, Bayens, Levkulich & Co., P.C. to make reference to the matter in their report.

     During the fiscal year ended on December 31, 1997 and through January 15, 1999, the Company did not consult with KPMG LLP on matters (i) regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or
(ii) which concerned the subject matter of a disagreement or event identified in response to paragraph (a)(1)(iv) of Item 304 of Regulation S-B with the former auditor.

     Representatives of KPMG LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Any proposals by shareholders intended for presentation at the 2001 annual meeting must be received by Vail Banks at its principal executive offices, attention of the Secretary, no later than December 15, 2000, in order to be included in the proxy material for that meeting. Vail Banks must be notified of any other shareholder proposal intended to be presented for action at the meeting not later than 45 days before the Vail Banks 2001 annual meeting, or else proxies may be voted on such proposal at the discretion of the person or persons holding those proxies.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, each executive officer, director and beneficial owner of 10% or more of Vail Banks' Common Stock is required to file certain forms with the Securities and Exchange Commission ("SEC"). A report of beneficial ownership of Vail Banks' Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirement and a report on Form 4 or 5 must be filed to reflect changes in beneficial ownership occurring thereafter. Form 5, Annual Statements of Beneficial Ownership, reporting options and restricted stock granted in 1999, for E.B. Chester, James E. Flaum, S. David Gorsuch, James M. Griffin, Martin T. Hart, Robert L. Knous, Jr., Kent Myers, Byron A. Rose, Donald L. Vanderhoof, Lisa M. Dillon, and Kay H. Chester were inadvertently filed late.

                 OTHER MATTERS THAT MAY COME BEFORE THE MEETING

     Management of Vail Banks knows of no matters other than those stated above that are to be brought before the meeting. If any other matters should be presented for consideration and voting, however, it is the intention of the persons named as proxies in the enclosed Proxy to vote in accordance with their judgment as to what is in the best interest of Vail Banks.

                                            By Order of the Board of Directors,

                                                     /s/ LISA M. DILLON

                                            Lisa M. Dillon
                                            President and Chief Executive
                                            Officer

                                  COMMON STOCK
                              OF VAIL BANKS, INC.

                    THIS PROXY IS SOLICITED BY THE BOARD OF
             DIRECTORS FOR THE 2000 ANNUAL MEETING OF SHAREHOLDERS.

    This undersigned hereby appoints E.B. Chester, Jr. or Lisa M. Dillon the proxy of the undersigned to vote the Common Stock of the undersigned at the Annual Meeting of Shareholders of VAIL BANKS, INC. to be held on May 16, 2000, and any adjournment thereof.

1. [ ] FOR all nominees for director listed below (except as indicated to the contrary):

            Dennis R. Devor
            Lisa M. Dillon
            Kent Myers
            E. William Wilto

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW)

--------------------------------------------------------------------------------

  [ ]  WITHHOLD AUTHORITY to vote for all nominees listed hereon.

2. In accordance with their best judgment with respect to any other matters that may properly come before the meeting.

                          (Continued on reverse side.)

THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

                                             -----------------------------------
                                             Please sign this Proxy exactly as
                                             name appears on the Proxy.

                                             Note: When signing as an attorney,
                                             trustee, administrator or guardian,
                                             please give your title as such. In
                                             the case of joint tenants, each
                                             joint owner must sign.

                                             Date:
                                             -----------------------------------